UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Chipotle Mexican Grill, Inc. (“Chipotle”) held its 2022 annual meeting of shareholders on May 18, 2022, and there were 25,496,229 shares of common stock represented in person or by proxy at the meeting. The final voting results for each proposal are set forth below.

1.	The shareholders elected nine directors, with each director elected to serve a one-year term. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

DIRECTOR NOMINEE	FOR	WITHHELD
Albert Baldocchi	23,342,876	769,388
Matthew A. Carey	23,915,133	197,131
Gregg Engles	23,936,912	175,352
Patricia Fili-Krushel	23,793,981	318,283
Mauricio Gutierrez	23,989,678	122,586
Robin Hickenlooper	21,599,485	2,512,779
Scott Maw	23,067,764	1,044,500
Brian Niccol	23,242,457	869,807
Mary Winston	23,732,235	380,029

2.

The shareholders approved, on an advisory basis, Chipotle’s executive compensation as disclosed in our proxy statement. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

FOR	AGAINST	ABSTAIN
23,289,295	802,962	20,007

3.

The shareholders ratified the appointment of Ernst & Young LLP as Chipotle’s independent registered public accounting firm for the year ending December 31, 2022. The votes regarding this proposal were as follows:

FOR	AGAINST	ABSTAIN
24,203,739	1,278,560	13,930

4.	The shareholders approved the Chipotle Mexican Grill, Inc. 2022 Stock Incentive Plan. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

FOR	AGAINST	ABSTAIN
22,673,680	1,427,797	10,787

5.	The shareholders approved the Chipotle Mexican Grill, Inc. Employee Stock Purchase Plan. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

FOR	AGAINST	ABSTAIN
24,066,187	39,480	6,597

6.	The shareholders did not approve a shareholder proposal to commission a racial equity audit. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

FOR	AGAINST	ABSTAIN
8,743,013	15,256,677	112,574

7.	The shareholders did not approve a shareholder proposal to publish quantitative workforce data. The votes regarding this proposal were as follows, and there were 1,383,965 broker non-votes:

FOR	AGAINST	ABSTAIN
5,153,790	18,806,290	152,184

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2022	Chipotle Mexican Grill, Inc.

	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer